EXHIBIT 23.1


                            [KPMG LLP LETTERHEAD]


The Board of Directors
First Bancorp, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement, Form S-4.

                                    KPMG, LLP


                                    /s/ KPMG, LLP



Anchorage, Alaska
February 5, 1999